Amendment No. 3 to Note and Waiver



      This Amendment to Note and Waiver ("Amendment"), made, delivered, and effective as of March 15, 2000, by and between Pro Golf International, Inc. ("Borrower") and COMERICA BANK ("Bank").


WHEREAS, Borrower and Bank are parties to that certain Master Revolving Note in the original principal amount of $8,500,000 dated June 22, 1999, as previously amended by Amendment No. 1 to Note dated as of September ___, 1999 and Amendment No. 2 to Note dated as of November 8, 1999 (as so amended, the "Note"); and


WHEREAS, Bank and Borrower further desire to amend the Note as set forth below;


NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:


1. The reference to "March 15, 2000" in the first sentence of the Note is deleted and "April 30, 2000" is inserted in lieu thereof. The indebtedness outstanding under the Note shall now be due and payable in full on the earlier of April 30, 2000 and DEMAND by Bank.


2. Borrower hereby acknowledges that the amendment fee required to be paid by Borrower under the terms of paragraph 2 of Amendment No. 2 to Note dated as of November 8, 1999 executed by Borrower and Bank ("Amendment No. 2") has not been paid by Borrower. Bank hereby waives the requirement that Borrower pay such fee to Bank. The parties hereby agree that the provisions of paragraph 2 of Amendment No. 2 (including, without limitation, subparagraphs a. through d. thereof) are hereby terminated and of no further force and effect.


3. In consideration of the amendments and waivers set forth in paragraphs 1 and 2 above, Borrower shall pay Bank on or before April 30, 2000, a non-refundable amendment and waiver fee of $250,000 ("Amendment Fee") which fee shall be deemed fully earned upon execution of this Amendment. In no event shall Borrower be entitled to any rebate or refund of all or any portion of the Amendment Fee.


4. Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorney fees, with regard to the preparation and execution of this Amendment.


5. The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

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6. All the terms used in this Amendment which are defined in the Note shall have the same meaning as used in the Note, unless otherwise defined in this Amendment.


7. Borrower waives, discharges, and forever releases Bank, Bank's employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Bank's actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Bank's administration of the debt evidenced by the Note or otherwise.


8. This Amendment is not an agreement to any further or other amendment of the Note. This Amendment shall become effective upon execution by the parties and payment by Borrower of the amendment fee required under paragraph 2 above. Nothing set forth in this Amendment is intended nor shall be deemed to modify the demand basis of the Note and Borrower acknowledges and agrees that Bank, with or without reason and without notice, may demand that the Note be immediately paid in full. Nothing set forth in this Amendment shall constitute a commitment on the part of Bank to refinance any of the indebtedness outstanding under the Note or otherwise extend any credit facility to Borrower.


9. Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note, as amended, remains in full force and effect and is ratified, confirmed and restated.




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IN WITNESS  WHEREOF,  the parties have executed and delivered  this Amendment on the date set forth above.


Name(s) of Borrower(s): Pro Golf International, Inc.


By:_______________________________       By:__________________________________
    SIGNATURE OF                                             SIGNATURE OF

Its:______________________________       Its:_________________________________
    TITLE (IF APPLICABLE)                             TITLE (IF APPLICABLE)


COMERICA BANK


By:______________________________________
    SIGNATURE OF

Its:______________________________________
    TITLE


The above Amendment No. 3 to Note and Waiver is consented to by the undersigned Guarantors as of March 15, 2000.

Ajay Sports, Inc.
Woodward Partners, Inc.
Pro-Golf of America, Inc.
Colorado Ridge Corporation
Acrodyne Corporation


By:____________________________________________
     Thomas W. Itin, President of each of the above entities


TICO


By:____________________________________________
     Thomas W. Itin, Managing Partner


SICO


By:____________________________________________
      Shirley B. Itin, Managing Partner



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Thomas W. Itin, individually



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Shirley B. Itin, individually